BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 1, dated May 5, 2014, to the

Prospectus, dated January 24, 2014, for Advisor Class I Shares and

Prospectus, dated January 24, 2014, for Institutional Class II Shares

Portfolio Transactions

The last sentence in the first paragraph of the section in the Advisor Class I Shares Prospectus and the Institutional Class II Shares Prospectus entitled “Portfolio Transactions” is deleted in its entirety and replaced with the following disclosure:

“The Fund currently does not, and does not expect to, use soft dollar arrangements. If the Fund uses soft dollars in the future, portfolio managers will only use soft dollars in accordance with the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended.”

Appendix B: Supplemental Performance Information of Similar Funds

The section in the Advisor Class I Shares Prospectus and the Institutional Class II Shares Prospectus entitled “Appendix B: Supplemental Performance Information of Similar Funds” is deleted in its entirety and replaced with the following disclosure:

“APPENDIX B

SUPPLEMENTAL PERFORMANCE INFORMATION OF SIMILAR FUNDS

Blackstone Real Estate Income Fund (the “Fund”) and Blackstone Real Estate Income Master Fund (the “Master Fund”) are recently organized and have no performance records of their own. The performance information presented below is for certain funds managed by members of the Blackstone Real Estate Debt Strategies (“BREDS”) team, including Michael Nash and Joshua Mason, that have an investment program substantially similar to that of the Fund and the Master Fund. However, it is not the performance record of the Fund or the Master Fund and should not be considered a substitute for the Fund’s or the Master Fund’s own performance. Past returns are not indicative of future performance.

This supplemental performance information is provided to illustrate the past performance of the BREDS team, including Michael Nash and Joshua Mason, in managing two substantially similar funds (the “Other Funds”); it does not represent the performance of the Fund or of the Master Fund. We have stated below the average annual total return information over the one- and five-year periods ended March 31, 2014, the calendar year returns and the historical statistics for the Other Funds, which represents all substantially similar funds managed by the BREDS team. The average annual total return of the Other Funds is presented as a composite that represents an average of the total returns of each fee-paying share class of each Other Fund, calculated by asset weighting individual share class Other Fund returns, using beginning of month values. Quarterly, annual and annualized returns are calculated by geometrically linking the monthly returns. The Other Fund’s returns are typically included in the composite following one full calendar month of operation. The returns of share classes of the Other Funds that do not pay any fees have been excluded from the composite; the returns of fee-paying share classes of the Other Funds are shown net of the actual fees and expenses incurred by the Other Fund. The fees and expenses of the Fund and the Master Fund may be higher than those of the Other Funds’ share classes reflected in the composite; had the Other Funds’ performance records reflected the fees and expenses of the Fund and the Master Fund, the Other Funds’ performance may have been lower. Returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The Other Funds are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Other Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund and the Master Fund, on the one hand, and the Other Funds, on the other hand, have substantially the similar investment programs, the Fund and the Master Fund will not necessarily make the same investments as the Other Funds, and, therefore, that the investment performance of the Fund and the Master Fund, on the one hand, and the Other Funds, on the other hand, will differ in the future.

Total Cumulative Returns

Other Funds	1 Year	5 Year
Gross	12.1%	143.7%
Net	8.9%	99.8%

Calendar Year Returns

Other Funds	2008	2009	2010	2011	2012	2013	2014
Gross	-8.2%	27.8%	23.5%	4.7%	23.1%	13.9%	3.4%
Net	-8.7%	21.3%	17.9%	2.4%	17.9%	10.6%	2.4%
Note:	2008 return is for the partial year from August 2008 through December 2008. 2014 return is for the partial year from January 2014 through March 2014.

Historical Statistics

Other Funds	Gross	Net
Annualized Performance	15.9%	11.9%
Standard Deviation	7.0%	6.4%
Sharpe Ratio	1.99	1.58
Maximum Drawdown	-10.3%	-10.8%
Note:	Annualized performance is for the partial year through March 2014. The Sharpe Ratio uses the 90-Day US T-Bill as a reference for the risk free rate.

2014	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	YTD	ITD
Gross	0.4%	2.4%	0.6%										3.4%	130.6%
Net	0.2%	1.8%	0.4%										2.4%	89.3%

2013	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	YTD	ITD
Gross	3.7%	0.0%	1.2%	2.6%	1.3%	-2.9%	1.7%	0.5%	0.8%	2.0%	1.2%	1.2%	13.9%	123.1%
Net	3.1%	-0.1%	1.0%	2.2%	1.1%	-2.6%	1.3%	0.3%	0.6%	1.6%	0.9%	0.9%	10.6%	84.8%

2012	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	YTD	ITD
Gross	3.3%	2.6%	2.4%	0.5%	-0.9%	1.5%	2.7%	1.8%	2.5%	2.0%	0.9%	1.7%	23.1%	95.9%
Net	2.7%	2.1%	2.0%	0.3%	-0.8%	1.1%	2.1%	1.4%	2.0%	1.6%	0.7%	1.4%	17.9%	67.1%

2011	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	YTD	ITD
Gross	2.4%	2.9%	0.2%	1.6%	-0.5%	-1.7%	0.1%	-2.7%	-1.3%	1.2%	1.5%	1.0%	4.7%	59.2%
Net	1.9%	2.3%	0.0%	1.2%	-0.5%	-1.4%	0.0%	-2.8%	-1.4%	1.0%	1.3%	0.9%	2.4%	41.7%

2010	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	YTD	ITD
Gross	2.4%	3.0%	3.3%	3.6%	-0.7%	1.2%	1.9%	2.3%	1.2%	1.9%	0.7%	0.7%	23.5%	52.0%
Net	1.9%	2.4%	2.6%	2.9%	-0.4%	1.0%	1.5%	1.5%	0.9%	1.4%	0.4%	0.5%	17.9%	38.4%

2009	JAN	FEB	MAR	APR	MAY	JUNE	JULY	AUG	SEPT	OCT	NOV	DEC	YTD	ITD
Gross	2.6%	0.3%	-4.5%	5.9%	3.2%	0.8%	4.5%	2.0%	4.0%	3.8%	0.5%	2.2%	27.8%	23.4%
Net	2.5%	0.2%	-4.6%	5.6%	2.4%	0.6%	3.5%	1.5%	3.1%	3.0%	0.3%	1.7%	21.3%	17.6%

2008	AUG	SEP	OCT	NOV	DEC	YTD
Gross	0.2%	0.3%	0.1%	-2.2%	-6.7%	-8.2%
Net	0.1%	0.2%	0.0%	-2.3%	-6.8%	-8.7%

Maximum Drawdown: Reflects the maximum amount that a fund has lost from its peak. A peak occurs when the NAV reaches a new high and a drawdown ends when the NAV stops declining (reaches a trough). The size of a drawdown is one indication of an investment’s financial risk and is usually quoted as a percentage of performance between NAV peak and trough.

Sharpe Ratio: Measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The higher a Sharpe ratio, the less risk is taken per unit return. The Sharpe ratio formula is the (investment return less the risk free return) divided by the standard deviation of the investment.

Standard Deviation: Standard deviation is a measure of volatility, or how far returns stray from the mean. It is a historical measure of the variability of return earned by an investment. The higher the standard deviation, the larger the variance of returns and the greater the financial risk. Low volatility means the returns are tightly clustered around the mean return and higher volatility means the returns are dispersed at greater distances from the mean.”

Please retain this supplement for future reference.